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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   October 19, 2005
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                             Salon Media Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                   0-26395                94-3228750
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 (State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

       101 Spear Street, Suite 203, San Francisco, CA        94105
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          (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (415) 645-9200
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              22 Fourth Street, 11th Floor, San Francisco, CA 94103
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement

     On October 19, 2005, to be effective immediately, the Compensation Committee of the Board of Directors of Salon Media Group, Inc. after considering a competitive market review of base compensation for its Chief Executive Officer and its Editor-in-Chief, established the following base salaries for the following named executive officers: Ms. Elizabeth Hambrecht, Chief Executive Officer and President, $170,000; Ms. Joan Walsh, Editor-in-Chief, $170,000.




SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SALON MEDIA GROUP, INC.


Dated: 10/21/2005                /s/ Conrad Lowry
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                                 Chief Financial Officer and Secretary




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